UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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DNP Select Income Fund Inc.

Duff & Phelps Global Utility Income Fund Inc.

Duff & Phelps Utility and Corporate Bond Trust Inc.

DTF Tax-Free Income Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DNP SELECT INCOME FUND INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DTF TAX-FREE INCOME INC.

200 S. Wacker Drive, Suite 500

Chicago, Illinois 60606

(800) 338-8214

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

March 11, 2019

The annual meeting of shareholders of each of DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Global Utility Income Fund Inc. (“DPG”), Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) and DTF Tax-Free Income Inc. (“DTF” and, collectively with DNP, DPG and DUC, the “Funds”) will be held jointly at the Artis-Naples, Kohan Administration Building, 5833 Pelican Bay Boulevard, 3rd Floor Boardroom, Naples, Florida 34108, on Monday, March 11, 2019 at 1:00 p.m., Eastern Time, to:

1.	Elect directors of each Fund in the following manner:

a.	Elect Philip R. McLoughlin and Nathan I. Partain as directors of DNP by the holders of DNP’s common stock;

b.	Elect Robert J. Genetski as a director of DNP by the holders of DNP’s preferred stock;

c.	Elect Philip R. McLoughlin and Nathan I. Partain as directors of DPG by the holders of DPG’s common and preferred stock, voting together as a single class;

d.	Elect Robert J. Genetski as a director of DPG by the holders of DPG’s preferred stock;

e.	Elect Robert J. Genetski, Philip R. McLoughlin and Nathan I. Partain as directors of DUC by the holders of DUC’s common stock;

f.	Elect Philip R. McLoughlin and Nathan I. Partain as directors of DTF by the holders of DTF’s common and preferred stock, voting together as a single class; and

g.	Elect Robert J. Genetski as a director of DTF by the holders of DTF’s preferred stock;

2.	Consider and vote on a proposal to amend DNP’s charter to increase the number of authorized shares of common stock;

3.

Consider and vote on a proposal to amend DNP’s charter to permit the Board of Directors, without any action by the shareholders of DNP, to amend the charter from time to time to increase or decrease the aggregate number of authorized shares of stock of any class or series;

4.	Consider and vote on a proposal to amend one of DNP’s fundamental investment restrictions; and

5.	Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

Shareholders of record at the close of business on January 14, 2019 are entitled to vote at the meeting.

For the Board of Directors of each of the Funds,

WILLIAM J. RENAHAN Secretary

January 22, 2019

SHAREHOLDERS, WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOUR VOTE IS VITAL. THE JOINT MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF FEWER THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, ONE OR MORE OF THE FUNDS WOULD ADJOURN THE MEETING AND CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO OBTAIN A QUORUM. TO AVOID THE EXPENSE OF AND THE POSSIBLE DELAY CREATED BY SUCH A SOLICITATION, PLEASE VOTE YOUR PROXY IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

JOINT PROXY STATEMENT

The board of directors (the “Board”) of each of DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Global Utility Income Fund Inc. (“DPG”), Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) and DTF Tax-Free Income Inc. (“DTF” and, collectively with DNP, DPG and DUC, the “Funds”) is soliciting proxies from the shareholders of each Fund for use at the joint annual meeting of shareholders to be held on Monday, March 11, 2019 and at any adjournment or postponement of that meeting. A proxy may be revoked at any time before it is voted, either by voting in person at the meeting or by written notice to the applicable Fund or delivery of a later-dated proxy.

The meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of each Fund are expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the meeting is in the best interest of the shareholders of each Fund. In the event that any shareholder of a Fund present at the meeting objects to the holding of a joint meeting and moves for an adjournment of such Fund’s meeting to a time immediately after the meeting, so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the shareholders of such other Fund approve the proposal.

Summary of Proposals to Be Voted Upon

Proposal		Fund and Classes of Shareholders Entitled to Vote
1a.	Election of Philip R. McLoughlin and Nathan I. Partain as directors of DNP	DNP common stock
1b.	Election of Robert J. Genetski as a director of DNP	DNP preferred stock
1c.	Election of Philip R. McLoughlin and Nathan I. Partain as directors of DPG	DPG common and preferred stock
1d.	Election of Robert J. Genetski as a director of DPG	DPG preferred stock
1e.	Election of Robert J. Genetski, Philip R. McLoughlin and Nathan I. Partain as directors of DUC	DUC common stock
1f.	Election of Philip R. McLoughlin and Nathan I. Partain as directors of DTF	DTF common and preferred stock
1g.	Election of Robert J. Genetski as a director of DTF	DTF preferred stock
2.	Amendment of DNP’s charter to increase the number of authorized shares of common stock	DNP common and preferred stock
3.	Amendment of DNP’s charter to permit the Board to amend the charter to increase or decrease the number of authorized shares of stock	DNP common and preferred stock
4.	Amendment of one of DNP’s fundamental investment restrictions	DNP common and preferred stock

Shareholders of record of each Fund at the close of business on January 14, 2019 are entitled to notice of and to participate in the meeting. On the record date: DNP had 294,518,641 shares of common stock outstanding and 3,000 shares of preferred stock outstanding; DPG had 37,929,806 shares of common stock outstanding and 4,000,000 shares of preferred stock outstanding; DUC had 27,494,683 shares of common stock outstanding; and DTF had 8,520,685 shares of common stock and 650 shares of preferred stock outstanding. Each share of common stock outstanding on the record date entitles the holder thereof to one vote for each director being elected by the common stock (with no cumulative voting permitted) and to one vote on each other matter. Each share of preferred stock outstanding on the record date entitles the holder thereof to one vote for each director being elected by the preferred stock (with no cumulative voting permitted) and to one vote on each other matter.

This proxy statement is first being mailed on or about January 22, 2019. The Funds will bear the cost of the annual meeting and this proxy solicitation.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Monday, March 11, 2019: The proxy statement for the 2019 annual meeting, the form of proxy card and the annual report for the most recently ended fiscal year are available to DNP shareholders at www.dpimc.com/dnp, DPG shareholders at www.dpimc.com/dpg, DUC shareholders at www.dpimc.com/duc and DTF shareholders at www.dpimc.com/dtf. You can obtain directions to the annual meeting by contacting the administrator for DNP, DUC and DTF at (833) 604-3163 (toll-free) or fa@hilliard.com or the administrator for DPG at (866) 270-7598 (toll-free) or duff@virtus.com.

1. ELECTION OF DIRECTORS

The Board of each Fund is responsible for the overall management and operations of that Fund. As of the date of this joint proxy statement, the Board of each Fund is currently comprised of seven directors. Directors of each Fund are divided into three classes and are elected to serve staggered three-year terms.

The persons named in the enclosed proxy intend to vote in favor of the election of the persons named below (unless otherwise instructed). Each of the nominees has consented to serve as a director of the Funds, if elected. In case any of the nominees should become unavailable for election for any unforeseen reason, the persons designated in the proxy will have the right to vote for a substitute.

Election of DNP Directors (Proposal 1a. and 1b.)

At the meeting, holders of DNP common stock are entitled to elect two directors for a term ending in 2022 and holders of DNP preferred stock are entitled to elect one director for a term ending in 2022, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are elected and qualified. A plurality of votes cast at the meeting by the holders of DNP common stock as to the directors representing the common stock is necessary to elect those directors. A plurality of votes cast at the meeting by the holders of DNP preferred stock as to the director representing the preferred stock is necessary to elect that director. Abstentions and broker-non-votes will be counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Election of DPG Directors (Proposal 1c. and 1d.)

At the meeting, holders of DPG common and preferred stock, voting as a single class, are entitled to elect two directors for a term ending in 2022 and the holders of DPG preferred stock, voting as a separate class, are entitled to elect one director for a term ending in 2022, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are elected and qualified. A plurality of votes cast at the meeting by the holders of DPG common and preferred stock, voting as a single class, as to the directors representing the common and preferred stock is necessary to elect those directors. A plurality of votes cast at the meeting by the holders of DPG preferred stock as to the director representing the preferred stock is necessary to elect that director. Abstentions and broker-non-votes will be counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Election of DUC Directors (Proposal 1e.)

At the meeting, holders of DUC common stock are entitled to elect three directors for a term ending in 2022 to serve until the annual meeting of shareholders in that year and until their respective successors are elected and qualified. A plurality of votes cast at the meeting by the holders of DUC common stock is necessary to elect those directors. Abstentions and broker-non-votes will be counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Election of DTF Directors (Proposal 1f. and 1g.)

At the meeting, holders of DTF common and preferred stock, voting as a single class, are entitled to elect two directors for a term ending in 2022 and the holders of DTF preferred stock, voting as a separate class, are entitled to elect one director for a term ending in 2022, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are elected and qualified. A plurality of votes cast at the meeting by the holders of DTF common and preferred stock, voting as a single class, as to the directors representing the common and preferred stock is necessary to elect those directors. A plurality of votes cast at the meeting by the holders of DTF preferred stock as to the director representing the preferred stock is necessary to elect that director. Abstentions and broker-non-votes will be counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Biographical Information about Nominees and Continuing Directors

Set forth in the table below are the names and certain biographical information about the nominees for the position of director and the continuing directors of the Funds. Except as noted:

•	all of the directors are elected to the DNP Board by the holders of DNP common stock voting as a separate class;

•	all of the directors are elected to the DPG Board by the holders of DPG common and preferred stock voting as a single class;

•	all of the directors are elected to the DUC Board by the holders of DUC common stock; and

•	all of the directors are elected to the DTF Board by the holders of DTF common and preferred stock voting as a single class.

All of the directors of the Funds, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Funds, as defined in the Investment Company Act of 1940 (the “1940 Act”). Mr. Partain is an “interested person” of the Funds by reason of his positions as President and Chief Executive Officer of the Funds and President, Chief Investment Officer and employee of the Funds’ investment adviser, Duff & Phelps Investment Management Co. (the “Adviser”). The term “Fund Complex” refers to the Funds and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s parent company. The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606.

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Nominees—Independent Directors

Robert J. Genetski(1)(2)(3) Age: 76	Director	Nominee for a term expiring in 2022; Director of DNP since 2001, of DUC and DTF since 2009 and of DPG since 2011	Co-owner, Good Industries, Inc. (branding company) since 2014; President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995-2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank; author of several books	4

	Dr. Genetski was selected to serve on the Board because of his academic and professional qualifications as an economist and a published author and speaker on economic topics and his experience in overseeing investment research and asset management operations.

Philip R. McLoughlin Age: 72	Director	Nominee for a term expiring in 2022; Director of DUC and DTF since 1996, of DNP since 2009 and of DPG since 2011	Private investor since 2010; Partner, CrossPond Partners, LLC (investment management consultant) 2006-2010; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009-2010	81	Chairman of the Board, Lazard World Trust Fund (closed-end fund; f/k/a The World Trust Fund) since 2010 (Director since 1991)

	Mr. McLoughlin was selected to serve on the Board because of his understanding of asset management and mutual fund operations and strategy gained from his experience as chief executive officer of an asset management company and chief investment officer of an insurance company.

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Nominee—Interested Director

Nathan I. Partain, CFA Age: 62	President, Chief Executive Officer and Director	Nominee for term expiring in 2022; Director of DNP, DUC and DTF since 2007 and of DPG since 2011	President and Chief Investment Officer of the Adviser since 2005 (Executive Vice President 1997-2005); Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research 1993-1996 and Director of Fixed Income Research 1993); President and Chief Executive Officer of DNP Select Income Fund Inc. since 2001 (Chief Investment Officer 1998-2017; Executive Vice President 1998-2001; Senior Vice President 1997-1998); President and Chief Executive Officer of DUC and DTF since 2004 and of DPG since 2011	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing and other business operations sectors)

	Mr. Partain was selected to serve on the Board because of his significant knowledge of the Funds’ operations as Chief Executive Officer of the Funds and President of the Adviser, and because of his experience serving as a director of another public utility company and chairman of its board and audit committee.

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Continuing Directors—Independent Directors

Donald C. Burke Age: 58	Director	Director of DNP, DPG, DUC and DTF since 2014; term expires 2021	Retired since 2009; President and Chief Executive Officer, BlackRock U.S. Funds 2007-2009; Managing Director, BlackRock Inc. 2006-2009; Managing Director, Merrill Lynch Investment Managers 1990-2006	77	Director, Avista Corp. (energy company); Trustee, Goldman Sachs Fund Complex 2010-2014; Director, BlackRock Luxembourg and Cayman Funds 2006-2010

	Mr. Burke was selected to serve on the Board because of his extensive experience with mutual funds, including as president and chief executive officer of a major fund complex, and subsequently as an independent trustee of another major fund complex, and because of his knowledge of the utility industry derived from his service on the board of a public company involved in the production, transmission and distribution of energy.

Geraldine M. McNamara(1)(2)(3) Age: 67	Director	Director of DUC and DTF since 2003, of DNP since 2009 and of DPG since 2011; term expires 2020	Private investor since 2006; Managing Director, U.S. Trust Company of New York 1982-2006	77

	Ms. McNamara was selected to serve on the Board because her experience of advising individuals on their personal financial management has given her an enhanced understanding of the goals and expectations that individual investors bring to the Funds.

Eileen A. Moran Age: 64	Director and Vice Chairperson of the Board	Director of DUC and DTF since 1996, of DNP since 2008 and of DPG since 2011; term expires 2021	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-2011	4

	Ms. Moran was selected to serve on the Board because of her experience in managing a large portfolio of assets, a significant portion of which were invested in the electric and natural gas utility industry.

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

David J. Vitale Age: 72	Director and Chairman of the Board	Director of DNP since 2000, of DUC and DTF since 2005 and of DPG since 2011; term expires 2020	Chairman of the Board of DUC and DTF since 2009 and DPG since 2011; Chairman, Urban Partnership Bank since 2010; President, Chicago Board of Education 2011-2015; Senior Advisor to the CEO, Chicago Public Schools 2007-2008 (Chief Administrative Officer 2003-2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001-2002; Vice Chairman and Director, Bank One Corporation 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago 1993-1998 (Director 1992-1998; Executive Vice President 1986-1993)	4	Director, United Continental Holdings, Inc. (airline holding company), Urban Partnership Bank, Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

	Mr. Vitale was selected to serve on the Board because of his extensive experience as an executive in both the private and public sector, his experience serving as a director of other public companies and his knowledge of financial matters, capital markets, investment management and the utilities industry.

(1)	Elected (or nominated to be elected) to the DNP Board by the holders of DNP preferred stock, voting as a separate class.

(2)	Elected (or nominated to be elected) to the DPG Board by the holders of DPG preferred stock, voting as a separate class.
(3)	Elected (or nominated to be elected) to the DTF Board by the holders of DTF preferred stock, voting as a separate class.

Board Leadership Structure

The Board believes that the most appropriate leadership structure for the Funds is for the Chairman of the Board to be an independent director, in order to provide strong, independent oversight of each Fund’s management and affairs, including each Fund’s risk management function. Accordingly, while the Chief Executive Officer of the Funds will generally be a member of the Board, he or she will not normally be eligible to serve as Chairman of the Board. The independent Chairman of the Board presides at meetings of the shareholders, meetings of the Board and meetings of independent directors. In addition, the independent Chairman of the Board takes part in the meetings and deliberations of all committees of the Board, facilitates communication among directors and communication between the Board and the Funds’ management and is available for consultation with the Funds’ management between Board meetings. The Board has four standing committees, which are described below: the executive committee, the audit committee, the contracts committee, and the nominating and governance committee.

The executive committee of the Board is currently comprised of Mr. Vitale (Chairman), Mr. Burke, Ms. McNamara and Ms. Moran, and has authority, with certain exceptions, to exercise the powers of the Board between Board meetings.

The audit committee of the Board is currently comprised of all independent directors of the Funds (Mr. Burke, Chairman) and makes recommendations regarding the selection of each Fund’s independent registered public accounting firm and meets with representatives of that accounting firm to determine the scope of and review the results of each audit.

The contracts committee of the Board is currently comprised of all independent directors of the Funds (Ms. Moran, Chairperson) and makes recommendations regarding each Fund’s contractual arrangements for investment management and administrative services, including the terms and conditions of such contracts.

The nominating and governance committee of the Board is currently comprised of all independent directors of the Funds (Ms. McNamara, Chairperson) and selects nominees for election as directors, recommends individuals to be appointed by the Board as officers of the Funds and members of Board committees and makes recommendations regarding other Fund governance and Board administration matters.

In addition to the four standing committees, the DNP Board also has a special committee called the ATM committee, which is comprised of the members of the executive committee of the DNP Board (Mr. Vitale (Chairman), Mr. Burke, Ms. McNamara and Ms. Moran) and is responsible for certain oversight functions in connection with DNP’s ongoing “at-the-market” (“ATM”) offering program.

During DNP’s fiscal year ended October 31, 2018, the DNP Board met four times and acted twice by written consent; the DNP audit committee met two times; the DNP nominating and governance committee met four times; the DNP contracts committee met two times; the DNP executive committee did not meet but acted once by written consent, and the DNP ATM committee met three times. During DPG’s fiscal year ended October 31, 2018, the DPG Board met four times; the DPG audit committee met two times; the DPG nominating and governance committee met four times; the DPG contracts committee met two times; and the DPG executive committee did not meet or act by written consent. During DUC’s fiscal year ended October 31, 2018, the DUC Board met four times; the DUC audit committee met two times; the DUC nominating and governance committee met four times; the DUC contracts committee met two times; and the DUC executive committee did not meet or act by written consent. During DTF’s fiscal year ended October 31, 2018, the DTF Board met four times; the DTF audit committee met two times; the DTF nominating and governance committee met four times; the DTF contracts committee met two times; and the DTF executive committee did not meet or act by written consent. Each director attended at least 75% in the aggregate of the meetings of the Board and of the committees on which he or she served.

Risk Oversight. The audit committee charter provides that the audit committee is responsible for discussing with management the guidelines and policies that govern the process by which management assesses and manages each Fund’s major financial risk exposures. The contracts committee charter provides that in assessing whether each Fund’s investment advisory agreement and administration agreement should be continued, the contracts committee is to give careful consideration to the risk oversight policies of the Adviser and each Fund’s administrator, respectively. In addition, the audit committee and the full Board receive periodic reports on enterprise risk management from the chief risk officer of the Adviser.

Nomination of Directors. The nominating and governance committee acts under a written charter that was most recently amended on December 14, 2016. A copy of the charter is available on each Fund’s website at www.dpimc.com/dnp, www.dpimc.com/dpg, www.dpimc.com/duc and www.dpimc.com/dtf and in print to any shareholder who requests it. None of the members of the nominating and governance committee are “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act. In identifying potential director nominees, the nominating and governance committee considers candidates recommended by one or more of the following sources: the Funds’ current directors, the Funds’ officers, the Funds’ shareholders and any other source the committee deems appropriate. The committee may, but is not required to, retain a third-party search firm at the Funds’ expense to identify potential candidates. Shareholders wishing to recommend candidates to the nominating and governance committee should submit such recommendations to the Secretary of the Funds, who will forward the recommendations to the committee for consideration. See also “Shareholder Proposals and Nominations” under “Other Information” below.

Diversity Policy. The goal of the Funds is to have a board of directors comprising individuals with a diversity of business, educational and life experiences (including, without limitation, with respect to accounting and finance, business and strategic judgment, investment management and financial markets, and knowledge of the industries in which the Funds invest) that will enable them to constructively review, advise and guide management of the Funds. The annual Board self-evaluation process includes consideration of whether the Board’s composition represents an appropriate balance of skills and diversity for the Funds’ needs. In evaluating potential director nominees, including nominees recommended by shareholders, the nominating and governance committee considers such qualifications and skills as it deems relevant but does not have any specific minimum qualifications that must be met by a nominee. The committee considers, among other things:

•	the extent to which the candidate’s business, educational and life experiences will add to the diversity of the Board;

•	whether the candidate will qualify as a director who is not an “interested person” of the Funds;

•	the absence of any real or apparent conflict of interest that would interfere with the candidate’s ability to act in the best interests of the Funds and their shareholders;

•	the contribution that the candidate can make to the Board by virtue of his or her education, business experience and financial expertise;

•	the interplay of the candidate’s skills and experience with the skills and experience of other Board members;

•	whether the candidate is willing to commit the time necessary to attend meetings and fulfill the responsibilities of a director; and

•	the candidate’s personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the Board.

With respect to the renomination of incumbent directors, past service to the Board is also considered.

Retirement Policy. As amended on June 13, 2018, the bylaws of the Funds establish a mandatory retirement age of 78 for directors of the Funds. Specifically, no person who has attained the age of 78 years is eligible for election or reelection as a director, and no incumbent director who attains the age of 78 years is qualified to continue serving as a director following the adjournment of the next succeeding annual meeting of shareholders, and therefore his or her service on the Board will automatically terminate at such time. None of the director nominees or incumbent directors are 78 years or older as of the date of this proxy statement or will be 78 years or older as of the scheduled date of the annual meeting.

Officers of the Funds

The officers of the Funds are elected at the annual meeting of the Board held in connection with the annual meeting of shareholders. The officers receive no compensation from the Funds, but are also officers of the Adviser or a Fund administrator and receive compensation in such capacities. Information about Nathan I. Partain, the President and Chief Executive Officer of the Funds, is provided above under the caption “Nominee—Interested Director.” The address for all officers listed below is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, except as noted.

Name, Address and Age	Position(s) Held with Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley, CPA Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 46	Vice President and Assistant Treasurer of DPG since 2011	Executive Vice President, Fund Services, Virtus Investment Partners, Inc. since 2016 (Senior Vice President 2010-2016 and various officer positions with Virtus affiliates 2006-2009); Executive Vice President, Virtus mutual funds’ complex (78 portfolios) since 2016 (Senior Vice President 2013-2016) and Chief Financial Officer and Treasurer since 2004 (Vice President 2011-2013); Director, Virtus Global Funds, plc since 2013

Eric J. Elvekrog, CFA, CPA Age: 53	Vice President and Chief Investment Officer of DPG since 2016 (Portfolio Manager 2011-2016)	Senior Managing Director of the Adviser since 2015 (Vice President 2001-2014; Assistant Vice President 1996-2001; Analyst 1993-1996)

Name, Address and Age	Position(s) Held with Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Heaney, CFA Virtus Investment Advisers, Inc. One Financial Plaza Hartford, CT 06103 Age: 53	Chief Investment Officer of DTF since 2004 and Vice President since 1997 (Portfolio Manager 1997-2004)	Senior Managing Director of the Adviser since 2014 (Senior Vice President 2004-2014; Vice President 1997-2004); Senior Portfolio Manager, Fixed Income, Newfleet Asset Management, LLC since 2011; Portfolio Manager, Virtus Tax-Exempt Bond Fund since 2012; Portfolio Manager, Virtus CA Tax-Exempt Bond Fund since 1997; Senior Managing Director, Fixed Income, Virtus Investment Advisors, Inc. (and predecessor firms) 2006-2011 (Managing Director, Fixed Income 1997-2006; Director, Fixed Income Research 1996-1997; Investment Analyst 1992-1996)

Lisa H. Leonard Virtus Investment Advisers, Inc. One Financial Plaza Hartford, CT 06103 Age: 55	Vice President of DTF since 2006	Managing Director of the Adviser since 2014 (Vice President 2006-2014; Assistant Vice President 1998-2006); Portfolio Manager, Virtus Tax-Exempt Bond Fund since 2012; Portfolio Manager, Fixed Income, Newfleet Asset Management, LLC since 2011; Managing Director, Fixed Income, Virtus Investment Advisors, Inc. (and predecessor firms) 2006-2011 (Director, Fixed Income 1998-2006, Director, Investment Operations 1994-1998, Fixed Income Trader 1987-1994)

Connie M. Luecke, CFA Age: 60	Vice President and Chief Investment Officer of DNP since 2018	Senior Managing Director of the Adviser since 2015 (Senior Vice President 1998-2014; Managing Director 1996-1998; various positions with an Adviser affiliate 1992-1995); Portfolio Manager, Virtus Total Return Fund Inc. since 2011; Portfolio Manager, Virtus Duff & Phelps Global Infrastructure Fund since 2004

Alan M. Meder, CFA, CPA Age: 59	Treasurer of DUC and DTF since 2000 (Principal Financial and Accounting Officer and Assistant Secretary since 2002); Treasurer, Principal Financial and Accounting Officer and Assistant Secretary of DNP since 2011 (Assistant Treasurer 2010-2011); Treasurer, Principal Financial and Accounting Officer and Assistant Secretary of DPG since 2011	Chief Risk Officer of the Adviser since 2001 and Senior Managing Director since 2014 (Senior Vice President 1994-2014); Member, Board of Governors of CFA Institute 2008-2014 (Chair 2012-2013; Vice Chair 2011-2012); Member, Financial Accounting Standards Advisory Council 2011-2014

Name, Address and Age	Position(s) Held with Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel J. Petrisko, CFA Age: 58	Chief Investment Officer of DUC since 2004, Senior Vice President since 2017 and Assistant Secretary since 2015 (Vice President 2000-2016; Portfolio Manager 2002-2004); Senior Vice President of DNP since 2017 and Assistant Secretary since 2015 (Vice President 2015-2016); Senior Vice President of DPG and DTF since 2017 and Assistant Secretary since 2015	Executive Managing Director of the Adviser since 2017 (Senior Managing Director 2014-2017; Senior Vice President 1997-2014; Vice President 1995-1997)

William J. Renahan Age: 49	Vice President of DPG since 2012 and Secretary since 2015 (Assistant Secretary 2012-2015); Vice President and Secretary of DNP, DUC and DTF since 2015	Secretary of the Adviser since 2014 and General Counsel since 2015; Senior Legal Counsel and Vice President, Virtus Investment Partners, Inc. since 2012; Managing Director, Legg Mason, Inc. (and predecessor firms) 1999-2012

Joyce B. Riegel Age: 64	Chief Compliance Officer of DUC and DTF since 2003; Chief Compliance Officer of DNP since 2004; Chief Compliance Officer of DPG since 2011	Chief Compliance Officer of the Adviser since 2002 and Senior Managing Director since 2014 (Senior Vice President 2004-2014; Vice President 2002-2004)

Nikita K. Thaker Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 40	Vice President and Assistant Treasurer of DPG since 2018	Assistant Vice President—Mutual Fund Accounting & Reporting, CEF Treasurer, Fund Services, Virtus Investment Partners, Inc. since 2017 (Assistant Vice President since 2015; Director 2011-2015; Manager 2007-2011); Assistant Treasurer, Virtus closed-end funds (4 portfolios) since 2017

Dianna P. Wengler J.J.B. Hilliard, W.L. Lyons, LLC 500 West Jefferson Street Louisville, KY 40202 Age: 58	Vice President of DNP since 2006 and Assistant Secretary since 1988 (Assistant Vice President 2004-2006); Vice President and Assistant Secretary of DUC and DTF since 2014.	Senior Vice President, J.J.B. Hilliard, W.L. Lyons, LLC since 2016 (Vice President 1990-2015); Senior Vice President, Hilliard-Lyons Government Fund, Inc. 2006-2010 (Vice President 1998-2006; Treasurer 1988-2010)

The following table provides certain information relating to the equity securities beneficially owned by each director or director nominee as of December 31, 2018, (i) in DNP, (ii) in DPG, (iii) in DUC, (iv) in DTF and (v) on an aggregate basis, in any registered investment companies overseen or to be overseen by the director or nominee within the same family of investment companies as the Funds, in each case based on information provided to the Funds, including information furnished by the Funds’ service providers.

Name of Director	Dollar Range of Equity Securities Owned in				Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
	DNP	DPG	DUC	DTF
Independent Directors
Donald C. Burke	$50,001–$100,000	$10,001–$50,000	$10,001–$50,000	$10,001–$50,000	Over $100,000
Robert J. Genetski	Over $100,000	$50,001–$100,000	$1–$10,000	$1–$10,000	Over $100,000
Philip R. McLoughlin	Over $100,000	$10,001–$50,000	$1–$10,000	$10,001–$50,000	Over $100,000
Geraldine M. McNamara	$50,001–$100,000	$50,001–$100,000	$10,001–$50,000	$10,001–$50,000	Over $100,000
Eileen A. Moran	$10,001–$50,000	$50,001–$100,000	$50,001–$100,000	$50,001–$100,000	Over $100,000
David J. Vitale	$10,001–$50,000	$50,001–$100,000	None	None	$50,001–$100,000

Interested Director
Nathan I. Partain	Over $100,000	$10,001–$50,000	None	None	Over $100,000

Based on information provided to the Funds, including information furnished by the Funds’ service providers, as of December 31, 2018, none of the independent directors, or their immediate family members, owned any securities of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

The following table sets forth the aggregate compensation paid to each director by each Fund with respect to its most recently completed fiscal year and by the Fund Complex with respect to the fiscal year ended October 31, 2018.

COMPENSATION TABLE(1)

Name of Director	Aggregate Compensation from DNP	Aggregate Compensation from DPG	Aggregate Compensation from DUC	Aggregate Compensation from DTF	Aggregate Compensation from Other Funds in Fund Complex(2)	Total Compensation from Fund Complex Paid to Directors(2)
Independent Directors
Donald C. Burke	$43,741.28	$19,565.32	$15,107.62	$13,585.78	$280,000.00	$372,000.00
Robert J. Genetski	39,937.70	17,863.98	13,793.91	12,404.41	—	84,000.00
Philip R. McLoughlin	39,937.70	17,863.98	13,793.91	12,404.41	652,500.00	736,500.00
Geraldine M. McNamara	43,741.28	19,565.32	15,107.62	13,585.78	320,000.00	412,000.00
Eileen A. Moran	43,741.28	19,565.32	15,107.62	13,585.78	—	92,000.00
David J. Vitale	63,710.12	28,497.32	22,004.56	19,788.00	—	134,000.00

Interested Director
Nathan I. Partain	0	0	0	0	0	0

(1)

Because each director serves as a director of each of the Funds, directors receive a single set of fees as remuneration for their service to all four Funds: (i) each director not affiliated with the Adviser receives a retainer fee of $84,000 per year; (ii) the chairpersons of the audit committee, contracts committee and nominating and governance committee each receive an additional retainer fee of $8,000 per year; and (iii) the Chairman of the Board receives an additional retainer fee of $50,000 per year. Directors and officers affiliated with the Adviser receive no compensation from the Funds for their services as such. In addition to the amounts shown in the table above, all directors and officers who are not interested persons of the Funds or the Adviser or affiliated with a Fund administrator are reimbursed for the expenses incurred by them in connection with their attendance at a meeting of the Board or a committee of the Board. The Funds do not have a pension or retirement plan applicable to their directors or officers.

(2)

Please refer to the table on pages 4 to 8 for the number of investment companies in the Fund Complex overseen by each director. As noted in the table, in addition to DNP, DPG, DUC and DTF, Mr. Burke, Mr. McLoughlin and Ms. McNamara respectively oversee 73, 77 and 73 additional funds that are advised by affiliates of Virtus.

The Board of each of the Funds, including all of the independent directors, unanimously recommends a vote “FOR” the election of the three nominees for director named above.

2. CONSIDERATION OF AN AMENDMENT TO DNP’S CHARTER

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Description of the Proposed Amendment

The Board has unanimously approved, and has recommended that the DNP shareholders approve, an amendment to DNP’s charter to increase the number of DNP’s authorized shares of common stock from 300,000,000 shares to 350,000,000 shares.

The Articles of Amendment and Restatement (together with subsequently filed Articles Supplementary and Articles of Amendment) constitute DNP’s corporate charter under Maryland law. Article Fourth of the Articles of Amendment and Restatement currently provides that the total number of shares of all classes of stock that DNP has authority to issue is 400,000,000 shares, divided into two classes: 300,000,000 shares of common stock and 100,000,000 shares of preferred stock. If this proposal is approved, DNP will be authorized to issue a total of 450,000,000 shares of stock, consisting of 350,000,000 shares of common stock and 100,000,000 shares of preferred stock.

Potential Benefits of the Proposed Amendment

The proposed amendment to DNP’s charter authorizing an additional 50,000,000 shares of common stock will provide DNP with sufficient shares of authorized common stock to continue issuing new shares in connection with DNP’s distribution reinvestment and cash purchase plan (the “Reinvestment Plan”) and its ongoing ATM offering program. It will also give DNP the flexibility to make future issuances of stock in furtherance of its investment objectives without the necessity of delaying such activities for further shareholder approval (except to the extent that shareholder approvals may be required in particular cases by DNP’s charter documents, applicable laws or the rules of any stock exchange on which DNP’s securities are listed).

As more fully described in DNP’s most recent annual report to shareholders, pursuant to the Reinvestment Plan, when DNP makes distributions to holders of common stock at a time when the current market price of the common stock equals or exceeds its net asset value, DNP will issue new shares of common stock to participants in the Reinvestment Plan at the greater of current net asset value or 95% of the then current market price. In order for these new issuances under the Reinvestment Plan to be made, there need to be sufficient shares of common stock authorized for issuance under DNP’s charter. Similarly, under the ATM offering program, DNP may issue and sell, from time to time, new shares of common stock with an aggregate value of up to $250 million. As is the case with the Reinvestment Plan, new shares of common stock issued and sold through the ATM offering program need to be authorized for issuance under DNP’s charter. As of the date of this proxy statement, DNP has 5,481,359 remaining authorized shares of common stock under the charter, and currently expects to exhaust those remaining shares within approximately seven months. If those shares are exhausted before the charter is amended to increase the number of authorized shares of common stock, DNP will be unable to continue issuing new shares pursuant to the Reinvestment Plan, the ATM offering program or otherwise.

Potential Risks of the Proposed Amendment

Any future issuances of additional shares of common stock would have the effect of diluting the voting rights of existing shareholders, and could have the effect of diluting earnings per share and book value per share of existing shareholders. In addition, the availability for issuance of additional shares of common stock could discourage and make more difficult efforts to obtain control of DNP. For example, DNP’s authorized but unissued common stock or preferred stock could be issued in one or more transactions that could delay, defer or prevent a transaction or change in control of DNP that might involve a premium price for its shareholders or otherwise be in their best interest. As of the date of this proxy statement, DNP and the Board are not aware of any attempt or plan to obtain control of DNP, and anti-takeover considerations are not part of the Board’s rationale for recommending the proposed amendment. Other than in connection with its existing Reinvestment Plan and ATM offering program, DNP has no present intention or plans to issue any additional shares of common stock.

Board Approval of the Proposed Amendment

On September 12, 2018, the DNP Board, based on its review and evaluation of the materials it received from the Adviser and DNP’s administrator, and after receiving advice from independent legal counsel, unanimously adopted resolutions setting forth the foregoing amendment to DNP’s charter, declaring the amendment to be advisable, directing that the amendment be submitted for consideration at the annual meeting of DNP’s shareholders and recommending that shareholders vote for the approval of the amendment. The Board took both the potential benefits and the potential risk factors into account when making its determination that increasing the number of authorized shares of DNP’s common stock is in the best interests of DNP and its shareholders.

Vote Required to Approve the Proposed Amendment

Approval of the proposed DNP charter amendment will require the affirmative vote of the holders of a majority of DNP’s outstanding shares of common stock and preferred stock, voting together as a single class. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the meeting, and will also have the effect of a vote “against” the amendment.

When the Proposed Amendment Would Become Effective

If approved by DNP’s shareholders, the proposed charter amendment would become effective as of the date when Articles of Amendment are filed with the State Department of Assessments and Taxation of the State of Maryland or as of such other date as set forth in the Articles of Amendment, not to exceed 30 days after the Articles of Amendment are filed with the Department. It is expected that the Articles of Amendment, if the proposed amendment is approved by the shareholders, would be filed as soon as practicable following the annual meeting. The exact timing of the filing, however, would be determined by DNP, which reserves the right to delay the filing for up to six months following shareholder approval. In addition, DNP reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the amendment if, at any time prior to the effective time of the Articles of Amendment, the Board, in its sole discretion, determines that the amendment is no longer in the best interests of DNP or its shareholders.

Recommendation of the Board of Directors

The Board, including all of the independent directors, unanimously recommends a vote “FOR” the foregoing amendment to the DNP charter.

3. CONSIDERATION OF AN AMENDMENT TO DNP’S CHARTER

GRANTING AUTHORITY TO THE BOARD TO INCREASE

OR DECREASE THE NUMBER OF AUTHORIZED SHARES OF ANY CLASS OR SERIES

Description of the Proposed Amendment

A majority of the members of the DNP Board, including all of the independent directors, has approved, and has recommended that the DNP shareholders approve, an amendment to the first paragraph of Article Fourth of the Articles of Amendment and Restatement to insert the following sentence between the first and second sentences of the first paragraph:

“To the extent permitted by Maryland law, the Board of Directors, without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.”

The above provision was not permissible when DNP was incorporated as a Maryland corporation in 1986. At that time, the Maryland General Corporation Law required a vote of the corporation’s shareholders to approve any amendment to the number of authorized shares specified in a corporation’s charter. That is the reason why DNP has needed to seek shareholder approval for a charter amendment from time to time, as the number of authorized but unissued shares of common stock becomes depleted (as is now once again the case).

However, Section 2-105(a)(13) of the Maryland General Corporation Law now permits the charter of a Maryland corporation to include a provision permitting the board of directors, by a majority vote of the entire board, to amend the charter to increase or decrease the number of authorized shares of stock or the number of authorized shares of any class or series of stock, without the need for shareholder approval. In order to take advantage of that simpler procedure for changing the number of authorized shares of stock, a corporation needs to amend its charter to add a specific provision giving the board that authority, and any such amendment needs to be approved by the shareholders.

Potential Benefits of the Proposed Amendment

The Board believes that it is in the best interests of DNP and its shareholders to grant the Board the flexibility to increase DNP’s authorized shares of capital stock without incurring the additional costs associated with soliciting a shareholder vote at an annual or special meeting. Furthermore, the Board believes that, in the future, occasions may arise where the time required to obtain shareholder approval might adversely delay DNP’s ability to enter into a desirable transaction.

If the proposed amendment is approved by the DNP shareholders, DNP would no longer need to seek further shareholder approvals prior to the issuance of any additional shares of common stock or preferred stock, except to the extent that shareholder approvals may be required in particular cases by DNP’s charter documents, applicable laws or the rules of any stock exchange on which DNP’s securities are listed. The rights and privileges of holders of DNP’s common stock would not be changed in any other way by the proposed amendment, and any additional shares of common stock that are authorized in the future would have the same rights and privileges as the shares of common stock currently outstanding.

Potential Risks of the Proposed Amendment

Any future issuances of additional shares of common stock would have the effect of diluting the voting rights of existing shareholders, and could have the effect of diluting earnings per share and book value per share of existing shareholders. In addition, the availability for issuance of additional shares of common stock could discourage and make more difficult efforts to obtain control of DNP. For example, DNP’s authorized but unissued common stock or preferred stock could be issued in one or more transactions that could delay, defer or prevent a transaction or change in control of DNP that might involve a premium price for its shareholders or otherwise be in their best interest. As of the date of this proxy statement, DNP and the Board are not aware of any attempt or plan to obtain control of DNP, and anti-takeover considerations are not part of the Board’s rationale for recommending the proposed amendment. Other than in connection with its existing Reinvestment Plan and ATM offering program, DNP has no present intention or plans to issue any additional shares of common stock.

Board Approval of the Proposed Amendment

On September 12, 2018, the DNP Board, based on its review and evaluation of the materials it received from the Adviser and DNP’s administrator, and after receiving advice from independent legal counsel, adopted resolutions setting forth the foregoing amendment to DNP’s charter, declaring the amendment to be advisable, directing that the amendment be submitted for consideration at the annual meeting of DNP’s shareholders and recommending that shareholders vote for the approval of the amendment. The Board took both the potential benefits and the potential risk factors into account when making its determination that granting the Board the authority to change the number of authorized shares of DNP’s stock, or any class or series of DNP’s stock, is in the best interests of DNP and its shareholders.

Vote Required to Approve the Proposed Amendment

Approval of the proposed DNP charter amendment will require the affirmative vote of the holders of a majority of DNP’s outstanding shares of common stock and preferred stock, voting together as a single class. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the meeting, and will also have the effect of a vote “against” the amendment.

When the Proposed Amendment Would Become Effective

If approved by DNP’s shareholders, the proposed charter amendment would become effective as of the date when Articles of Amendment are filed with the State Department of Assessments and Taxation of the State of Maryland or as of such other date as set forth in the Articles of Amendment, not to exceed 30 days after the Articles of Amendment are filed with the Department. It is expected that the Articles of Amendment, if the proposed amendment is approved by the shareholders, would be filed as soon as practicable following the annual meeting. The exact timing of the filing, however, would be determined by DNP, which reserves the right to delay the filing for up to six months following shareholder approval. In addition, DNP reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the amendment if, at any time prior to the effective time of the Articles of Amendment, the Board, in its sole discretion, determines that the amendment is no longer in the best interests of DNP or its shareholders.

Recommendation of the Board of Directors

A majority of the DNP Board, including all of the independent directors, recommends a vote “FOR” the foregoing amendment to DNP’s charter.

4. CONSIDERATION OF A TECHNICAL AMENDMENT

TO ONE OF DNP’S FUNDAMENTAL INVESTMENT RESTRICTIONS

Description of the Proposed Amendment

Registered investment companies are subject to certain investment restrictions that are considered “fundamental” because they may be changed only with shareholder approval. There are generally eight fundamental investment restrictions that the 1940 Act requires every fund to have: industry concentration, diversification, borrowing money, underwriting securities of other issuers, purchasing or selling real estate or commodities, making loans and the issuance of senior securities. DNP’s current fundamental investment restrictions are set forth in the Statement of Additional Information (the “SAI”) that forms part of DNP’s registration statement. DNP is proposing to make a technical, non-substantive, amendment to change two words in its fundamental investment restriction regarding industry concentration. The amendment will clarify the existing restriction and is not intended to effectuate any substantive change.

Set forth below is the current fundamental investment restriction on industry concentration, followed by the proposed amended version of that restriction. The affected language has been bolded and underlined for your convenience.

Current Fundamental Investment Restriction on Industry Concentration

The Fund may not invest more than 25% of its total assets (valued at the time of investment) in securities of companies engaged principally in any one industry other than the utilities industry, which includes companies engaged in the production, transmission or distribution of electric energy or gas or in telephone services, except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

Proposed Amended Fundamental Investment Restriction on Industry Concentration

The Fund shall not invest more than 25% of its total assets (valued at the time of investment) in securities of companies engaged principally in any one industry other than the utilities industry, which includes companies engaged in the production, transmission or distribution of electric energy or gas or in telecommunications services, except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

Potential Benefits of the Proposed Amendment

The change from “may not” to “shall not” is intended to clarify that DNP is prohibited from investing more than 25% of its total assets in securities of companies engaged principally in any one industry other than the utilities industry. That is how DNP’s Board and management have consistently interpreted the wording of this restriction, but the proposed change in wording from “may not” to “shall not” will preclude any possible misinterpretation that DNP has any optionality in that regard.

The change from “telephone services” to “telecommunications services” is intended to update the language to reflect the evolution of the telecommunications sector since DNP’s initial public offering in 1987.

Potential Risks of the Proposed Amendment

DNP and the Board are not aware of any potential risks associated with the adoption of the proposed amendment.

Board Approval of the Proposed Amendment

On September 12, 2018, the DNP Board, based on its review and evaluation of the materials it received from the Adviser and DNP’s independent legal counsel, unanimously adopted resolutions setting forth the foregoing amendment to DNP’s fundamental investment restriction on industry concentration, declaring the amendment to be advisable, directing that the amendment be submitted for consideration at the annual meeting of DNP’s shareholders and recommending that shareholders vote for the approval of the amendment.

Vote Required to Approve the Proposed Amendment

Fundamental investment restrictions can be amended only by the approval of the holders of a “majority” of the outstanding voting securities of a fund. As defined in the 1940 Act, a “majority” of the outstanding voting securities means the lesser of: (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) more than 50% of the outstanding voting securities. In addition, DNP’s charter requires any amendments to DNP’s fundamental investment restrictions to be approved by a separate class vote of a “majority” of the outstanding preferred stock, using a similar two-pronged definition of “majority” to that set forth in the 1940 Act.

Accordingly, approval of the proposed amendment to DNP’s fundamental investment restrictions will require the affirmative vote of (i) the holders of a “majority” (as defined above) of DNP’s outstanding shares of common stock and preferred stock, voting together as a single class, and (ii) the holders of a “majority” of DNP’s outstanding preferred stock, voting as a separate class. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the meeting, and will also have the effect of a vote “against” the amendment.

When the Proposed Amendment Would Become Effective

If approved by DNP’s shareholders, the amended investment restriction will become effective when DNP’s SAI is revised or supplemented to reflect the amendment. Assuming the proposed amendment is approved at the upcoming shareholder meeting, DNP expects to file a revision or supplement to the SAI promptly thereafter. If the proposed amendment is not approved by DNP’s shareholders, the current investment restriction will remain in effect.

Recommendation of the Board of Directors

The Board, including all of the independent directors, unanimously recommends a vote “FOR” the foregoing amendment to DNP’s fundamental investment restrictions.

OTHER BUSINESS

Management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.

OTHER INFORMATION

The Adviser. Duff & Phelps Investment Management Co. acts as investment adviser for each Fund. The address of the Adviser is 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606. The Adviser (together with its predecessor) has been in the investment management business for more than 75 years and, as of December 31, 2018, had approximately $9.0 billion in client accounts under discretionary management. The Adviser is an indirect, wholly-owned subsidiary of Virtus, a public company whose common stock is traded on the NASDAQ Global Market under the trading symbol “VRTS.”

The Administrators. J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard Lyons”) serves as administrator of DNP, DUC and DTF. The address of Hilliard Lyons is 500 West Jefferson Street, Louisville, KY 40202. Hilliard Lyons (together with its predecessors) has been engaged in the investment business as a securities broker-dealer and investment adviser since 1854. Hilliard Lyons is a majority-owned subsidiary of Houchens Industries, Inc., a diversified conglomerate wholly owned by its employees. On November 27, 2018, it was announced that a definitive agreement had been signed for Hilliard Lyons to join Baird, a Milwaukee-based wealth management, capital markets, private equity and asset management firm. The transaction is subject to regulatory approvals and is expected to close in the first half of 2019.

Virtus Fund Services, LLC (“Virtus Fund Services”) serves as DPG’s administrator. The address of Virtus Fund Services is One Financial Plaza, Hartford, CT 06103. Virtus Fund Services is an indirect, wholly-owned subsidiary of Virtus and acts as administrator and/or transfer agent to registered investment companies, including DPG.

Shareholders. The following table shows shares of common stock of the Funds as to which each director and director nominee, and all directors and executive officers of the Funds as a group, had or shared power over voting or disposition at December 31, 2018. The directors, director nominees and executive officers of the Funds owned no shares of preferred stock of any of the Funds. Shares are held with sole power over voting and disposition except as noted. The shares of common stock held by each of the persons listed below and by all directors and executive officers as a group represented less than 1% of the outstanding common stock of each Fund.

	Shares of DNP common stock	Shares of DPG common stock	Shares of DUC common stock	Shares of DTF common stock
Donald C. Burke(1)	5,200	2,600	1,500	1,000
Robert J. Genetski	69,000	6,900	1,000	150
Philip R. McLoughlin	9,906	3,436	461	1,616
Geraldine M. McNamara(1)	8,949	4,556	3,652	3,206
Eileen A. Moran	1,250	4,461	10,838	4,461
Nathan I. Partain(1)(2)	94,026	3,501	5,946	10,773
David J. Vitale(2)	24,406	11,000	None	None
Directors and executive officers as a group(1)(2)(3)	223,208	49,561	24,797	38,139

(1)

Mr. Burke had shared power to vote and/or dispose of 5,200 of the DNP shares , 2,600 of the DPG shares, 1,500 of the DUC shares and 1,000 of the DTF shares listed as owned by him. Ms. McNamara had shared power to vote and/or dispose of 4,901 of the DNP shares, 4,556 of the DPG shares, 3,652 of the DUC shares and 3,206 of the DTF shares listed as owned by her. Mr. Partain had shared power to vote and/or dispose of 21,553 of the DNP shares, 3,501 of the DPG shares, 5,946 of the DUC shares and 10,773 of the DTF shares listed as owned by him. Mr. Vitale had shared power to vote and/or dispose of 23,281 of the DNP shares and 6,000 of the DPG shares listed as owned by him. The directors and executive officers, in the aggregate, had shared power to vote and/or dispose of 54,935 of the DNP shares, 18,564 of the DPG shares, 12,498 of the DUC shares and 31,213 of the DTF shares listed as owned by the directors and executive officers as a group.

(2)

Mr. Partain disclaims beneficial ownership of, 21,553 of the DNP shares, 5,946 of the DUC shares and 10,773 of the DTF shares listed as owned by him. Mr. Vitale disclaims beneficial ownership of 23,281 of the DNP shares and 6,000 of the DPG shares listed as owned by him. The directors and executive officers, in the aggregate, disclaim beneficial ownership of 44,834 of the DNP shares, 6,000 of the DPG shares, 5,946 of the DUC shares and 10,773 of the DTF shares listed as owned by the directors and executive officers as a group.

(3)	The group of directors and executive officers consists of 14, 15, 13 and 15 individuals for DNP, DPG, DUC and DTF, respectively.

To the Funds’ knowledge, the only persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the “1934 Act”)) who beneficially own more than 5% of any class of any Fund’s voting securities (as determined in accordance with Rule 13d-3 under the 1934 Act) are the persons identified in the following table. Except as otherwise indicated, the information in this table is based on information provided in Schedule 13D and 13G filings made with the Securities and Exchange Commission by each of the persons listed.

Fund	Name of Beneficial Owner	Class of Shares	Number of Shares	Percentage of Class
DNP	Metropolitan Life Insurance Company (“MLIC”) and certain affiliated entities advised by MLIC or MetLife Investment Advisors, LLC(1)	Preferred stock	1,250	41.67%
	10 Park Avenue, Morristown, New Jersey 07962

	MetLife Alico Japan Insurance K.K. (“MAJI”) 4-1-3, Tahei, Sumida-ku, Tokyo, 130-0012 Japan

	MetLife Reinsurance Company of Charleston (“MRCC”) 1095 Avenue of the Americas, New York, New York 10036

	Metropolitan Life Insurance Company 1095 Avenue of the Americas, New York, New York 10036

DNP	American International Group Inc. (“AIG”) and certain entities advised by AIG Asset Management (U.S.), LLC (“AAM”)(2)	Preferred stock	1,000	33.33%
	2929 Allen Parkway, Houston, Texas 77019

	American General Life Insurance Company (“AGLIC”) 2727 Allen Parkway, Houston, Texas 77019

	American Home Assurance Company (“AHAC”) 175 Water Street, New York, New York 10038

DNP	Voya Financial, Inc. (“Voya Financial”) and certain entities advised by Voya Investment Management, LLC(3)	Preferred stock	680	22.67%
	5780 Powers Ferry Road, NW, Atlanta, Georgia 30327

	Voya Retirement Insurance and Annuity Company (“VRIAC”) One Orange Way, Windsor, Connecticut 06095

	Voya Insurance and Annuity Company (“VIAC”) 909 Locust Street, Des Moines, Iowa 50309

	ReliaStar Life Insurance Company (“RLIC”) 20 Washington Avenue South, Minneapolis, Minnesota 55401

	Security Life of Denver Insurance Company (“SLDIC”) 1290 Broadway, Denver, Colorado 80203

Fund	Name of Beneficial Owner	Class of Shares	Number of Shares	Percentage of Class

DPG	Metropolitan Life Insurance Company and certain affiliated entities advised by MLIC or MetLife Investment Advisors, LLC(4)	Preferred stock	3,400,000	85.00%
	10 Park Avenue, Morristown, New Jersey 07962

	MetLife Insurance K.K. (“MLIKK”) 4-1-3, Tahei, Sumida-ku, Tokyo, 130-0012 Japan

	Metropolitan Life Insurance Company 1095 Avenue of the Americas, New York, New York 10036

	Metropolitan Tower Life Insurance Company (“MTLIC”) 1095 Avenue of the Americas, New York, New York 10036

DPG	Brighthouse Financial, Inc.(5) 11225 North Community House Road, Charlotte, North Carolina 28277	Preferred stock	600,000	15.00%

DUC	Sit Investment Associates, Inc. (“SIA”)(6) 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402	Common stock	4,161,364	15.13%

DUC	Karpus Management, Inc. (“Karpus Investment Management”)(7) 183 Sully’s Trail, Pittsford, New York 14534	Common stock	3,079,841	11.20%

DUC	Wells Capital Management Incorporated(8) 525 Market St, 10th Floor, San Francisco, California 94105	Common stock	3,283,750	11.94%

DTF	The Charger Corporation(9) 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187	Common stock	506,465	5.95%

DTF	Wells Fargo & Company(10) 420 Montgomery Street, San Francisco, California 94104	Preferred stock	650	100.00%

(1)

Based on information provided by or on behalf of such entities, (i) MAJI, MRCC and MLIC, respectively, have sole voting and dispositive power over 400, 265 and 585 of the shares listed (representing, respectively, 13.33%, 8.83% and 19.50% of the class) and (ii) each such entity disclaims beneficial ownership of all shares other than those set forth with respect to it in clause (i) of this note.

(2)

Based on a Schedule 13G/A filed by AIG on February 13, 2017 and information provided by or on behalf of the following entities, (i) AAM has shared voting and dispositive power over 1,000 of the shares listed (representing 33.33% of the class), (ii) AGLIC and AHAC, respectively, have shared voting and dispositive power over 675 and 325 of the shares listed (representing, respectively, 22.5% and 10.8% of the class) and (iii) each of AGLIC and AHAC disclaims beneficial ownership of all shares other than those set forth with respect to it in clause (ii) of this note.

(3)

Based on a Schedule 13G filed by Voya Financial on October 14, 2016 and information provided by or on behalf of the following entities, (i) VRIAC, VIAC, RLIC and SLDIC, respectively, have sole voting and dispositive power over 349, 259, 71 and 1 of the shares listed (representing, respectively, 11.63%, 8.63%, 2.37% and 0.03% of the class) and (ii) each such entity disclaims beneficial ownership of all shares other than those set forth with respect to it in clause (i) of this note.

(4)

Based on information provided by or on behalf of such entities, (i) MLIKK, MLIC and MTLIC, respectively, have sole voting and dispositive power over 1,480,000, 1,480,000 and 440,000 of the shares listed (representing, respectively, 37.00%, 37.00% and 11.00% of the class) and (ii) each such entity disclaims beneficial ownership of all shares other than those set forth with respect to it in clause (i) of this note.

(5)

Based on publicly available information and information provided by or on behalf of Brighthouse Financial, Inc. and its subsidiary, Brighthouse Life Insurance Company (formerly known as MetLife Insurance Company USA).

(6)

Based on a Schedule 13G/A filed by SIA on February 1, 2018. In that filing, SIA stated that it is the investment adviser for fourteen mutual funds and that it has sole voting and dispositive power over all securities owned by it and the mutual funds it advises.

(7)

Based on a Schedule 13G/A filed by Karpus Investment Management on August 24, 2018. In that filing, Karpus Investment Management stated that it has sole voting and dispositive power over all securities owned by it.

(8)	Based on a Schedule 13G/A filed by or on behalf of Wells Fargo & Company and Wells Capital Management Incorporated on January 29, 2018. These entities reported shared voting and dispositive power.
(9)

Based on a Schedule 13G/A filed jointly by The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P., on December 10, 2018. The Charger Corporation is the General Partner of both First Trust Portfolios L.P. and First Trust Advisors L.P. First Trust Portfolios L.P. acts as a sponsor of certain unit investment trusts which hold shares of DTF common stock and First Trust Advisors L.P. acts as portfolio supervisor of the unit investment trusts sponsored by First Trust Portfolios L.P. These entities reported that they do not have the power to vote the shares of DTF common stock (except with respect to 36,433 shares of DTF common stock held by other registered investment companies, pooled investment vehicles and/or separately managed accounts for which First Trust Advisors L.P. serves as investment advisor and/or investment sub-advisor), and disclaimed beneficial ownership of the shares, as set forth in greater detail in their Schedule 13G/A filing.

(10)	Based on information provided by or on behalf of Wells Fargo & Company and Wells Fargo Municipal Capital Strategies, LLC. These entities reported shared voting and dispositive power.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 30(h) of the 1940 Act imposes the filing requirements of Section 16 of the 1934 Act upon (i) the Funds’ directors and officers, (ii) the Funds’ investment adviser and certain of their affiliated persons and (iii) every person who is directly or indirectly the beneficial owner of more than 10% of any class of a Fund’s outstanding securities (other than short-term paper). Based solely on a review of the copies of Section 16(a) forms furnished to the Funds, or written representations that no Forms 5 were required, the Funds believe that during each Fund’s most recently completed fiscal year all such filing requirements were complied with, except that one Form 4 filed by Timothy Heaney, the Vice President and Chief Investment Officer of DTF, with respect to a purchase of DTF common stock was filed one day late, due to an inadvertent clerical error by DTF’s outside counsel, to whom Mr. Heaney provided timely reporting of his purchase.

Report of the Audit Committee. The Funds’ independent directors comprise the audit committee of each Fund and act under a written charter which sets forth the audit committee’s responsibilities. A copy of the audit committee charter is available on each Fund’s website at www.dpimc.com/dnp, www.dpimc.com/dpg, www.dpimc.com/duc and www.dpimc.com/dtf and in print to any shareholder who requests it. Each of the members of the audit committee is independent as defined in the listing standards of the New York Stock Exchange. In connection with the audit of each Fund’s 2018 audited financial statements, the audit committee: (1) reviewed and discussed each Fund’s 2018 audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and (4) discussed with the independent accountant its independence from each Fund and its management. Based on the foregoing reviews and discussions, the audit committee recommended to the board of directors that each Fund’s audited financial statements be included in the Annual Report to Shareholders for filing with the Securities and Exchange Commission.

The Audit Committee

Donald C. Burke (Chairman)

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

David J. Vitale

Independent Registered Public Accounting Firm. The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the New York Stock Exchange vest the audit committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of each Fund’s independent registered public accounting firm. In accordance with the foregoing provisions, the firm of Ernst & Young LLP (“Ernst & Young”) has been selected as independent registered public accounting firm of each Fund to perform the audit of the financial books and records of the Funds for the fiscal year ending October 31, 2019. A representative of Ernst & Young is expected to be present at the joint annual meeting of shareholders and will be available to respond to appropriate questions and will have an opportunity to make a statement if the representative so desires.

Pre-Approval of Audit and Non-Audit Services. Each Fund is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm. As part of this responsibility, each Fund’s audit committee is required to pre-approve the audit and non-audit services performed by the independent accountant in order to assure that they do not impair the independent accountant’s independence from the Fund. Accordingly, each Fund’s audit committee has adopted a joint audit and non-audit services pre-approval policy (the “Joint Audit Committee Pre-Approval Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent accountant may be pre-approved. Each engagement of an independent accountant to render audit or non-audit services to a Fund must be either (i) a specific service pre-approved by the Fund’s audit committee or the chairman of the audit committee, to whom the committee has delegated the authority to grant such pre-approvals between scheduled meetings of the committee, or (ii) come within the scope of a general pre-approval granted under the Joint Audit Committee Pre-Approval Policy. As provided in the Joint Audit Committee Pre-Approval Policy, unless a type of service has received general pre-approval (i.e., the proposed services are pre-approved without consideration of specific case-by-case services by the audit committee), then the service will require specific pre-approval by the audit committee if the proposed service is to be provided by the independent accountant. As provided in the Joint Audit Committee Pre-Approval Policy, any proposed services exceeding pre-approved cost levels or budgeted amounts require specific pre-approval by the audit committee. In deciding whether to grant pre-approval for such services, the audit committee, or the chairman of the audit committee acting under delegated authority, as the case may be, will consider whether such services are consistent with the SEC’s rules on auditor independence. Additionally, the audit committee, or the chairman of the audit committee acting under delegated authority, as the case may be, will also consider whether the independent accountant is best positioned to provide the most effective and efficient service, after considering a number of factors as a whole, with no one factor being necessarily determinative.

Each Fund’s audit committee is also required to pre-approve its accountant’s engagements for non-audit services rendered to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. In deciding whether to grant pre-approval for such non-audit services, the audit committee or the chairman of the audit committee, as the case may be, considers whether the provision of such non-audit services is compatible with maintaining the independence of the Fund’s accountants.

Audit and Non-Audit Fees. The following table sets forth the aggregate audit and non-audit fees billed to each Fund for each of the last two fiscal years for professional services rendered by Ernst & Young. For purposes of this table, to the extent the amount of a fee for a pre-approved service is known as of the date of this report, such fee amount has been allocated to the fiscal year to which the applicable service relates, even in cases where the applicable Fund has not yet been billed for such service.

	DNP		DUC
	Fiscal year ended October 31, 2018	Fiscal year ended October 31, 2017	Fiscal year ended October 31, 2018	Fiscal year ended October 31, 2017
Audit Fees(1)	$109,000	$75,600	$56,000	$57,300
Audit-Related Fees(2)(6)	0	0	0	0
Tax Fees(3)(6)	19,800	26,575	8,350	8,510
All Other Fees(4)(6)	0	0	0	0
Aggregate Non-Audit Fees(5)(6)	19,800	26,575	8,350	8,510

	DPG		DTF
	Fiscal year ended October 31, 2018	Fiscal year ended October 31, 2017	Fiscal year ended October 31, 2018	Fiscal year ended October 31, 2017
Audit Fees(1)	$54,000	$55,150	$54,000	$55,150
Audit-Related Fees(2)(6)	0	0	0	0
Tax Fees(3)(6)	7,052	7,084	8,350	8,510
All Other Fees(4)(6)	0	0	0	0
Aggregate Non-Audit Fees(5)(6)	7,052	7,084	8,350	8,510

(1)

Audit Fees are fees billed for professional services rendered by each Fund’s principal accountant for the audit of the Fund’s annual financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. For DNP, for the fiscal year ended October 31, 2018, such fees included $44,500 for services rendered in connection with the registration statement for DNP’s public offering.

(2)

Audit-Related Fees are fees billed for assurance and related services by each Fund’s principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the caption “Audit Fees.”

(3)

Tax Fees are fees billed for professional services rendered by each Fund’s principal accountant for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the annual federal and state income tax returns and excise tax returns for DNP, DUC and DTF. In the case of DPG, such services consisted of review of the Fund’s annual federal and excise tax returns and preparation and analysis of state income tax returns.

(4)

All Other Fees are fees billed for products and services provided by each Fund’s principal accountant, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(5)

Aggregate Non-Audit Fees are non-audit fees billed by each Fund’s accountant for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. During both years shown in the table, no portion of such fees related to services rendered by each Fund’s accountant to the Adviser or to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

(6)

No portion of these fees was approved by the audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the 1934 Act and applicable regulations.

Communications with the Board by Shareholders and Other Interested Persons. The Board has adopted the following procedures for shareholders and other interested persons to send communications to the Board. Shareholders and other interested persons may mail written communications to the full Board, to committees of the Board or to specified individual directors in care of the Secretary of the Funds, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606. All such communications received by the Secretary will be forwarded promptly to the full Board, the relevant Board committee or the specified individual directors, as applicable, except that the Secretary may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Funds or their operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is purely ministerial in nature. Each of the Funds’ directors is encouraged to attend the annual meeting of shareholders. All of the individuals who were directors of the Funds at the time of the March 13, 2018 joint annual meeting of the Funds’ shareholders were in attendance at that meeting.

Shareholder Proposals and Nominations. In order for any shareholder proposal or director nomination to be considered for inclusion in any Fund’s proxy statement and form of proxy for the 2020 annual meeting of shareholders, such proposal or nomination must be received by the Secretary of the Fund no later than Tuesday, September 24, 2019. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2020 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice by Friday, December 13, 2019. Any notice of a shareholder proposal or director nomination must conform to the requirements in the Fund’s bylaws. Copies of the bylaws of any of the Funds may be requested from the Secretary of the Funds, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606.

Solicitation of Proxies. Proxies will be solicited by mail. Proxies may be solicited by Fund personnel personally or by telephone, telegraph or mail, but such persons will not be specially compensated for such services. The Funds will inquire of any record holder known to be a broker, dealer, bank or other nominee as to whether other persons are the beneficial owners of shares held of record by such persons. If so, the Funds will supply additional copies of solicitation materials for forwarding to beneficial owners, and will make reimbursement for reasonable out-of-pocket costs. In addition, the Funds have retained Computershare Inc. as proxy solicitor to assist the Funds in the solicitation of proxies at a fee of approximately $1,000 per Fund, plus reimbursement for reasonable out of pocket costs.

Annual Report. Each Fund will provide without charge to any shareholder who so requests, a copy of the Fund’s annual report for the Fund’s most recently completed fiscal year. The annual reports for DNP, DUC and DTF are available by calling Hilliard Lyons toll-free at (833) 604-3163 and are also available on each such Fund’s web site at www.dpimc.com/dnp, www.dpimc.com/duc and www.dpimc.com/dtf. The annual report for DPG is available by calling Virtus Fund Services toll-free at (866) 270-7598 and is also available on DPG’s web site at www.dpimc.com/dpg.

General. A list of shareholders of each Fund entitled to be present and vote at the annual meeting will be available at the offices of the Funds, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606, for inspection by any shareholder during regular business hours for ten days prior to the date of the meeting.

Failure of a quorum of shareholders of any of the Funds to be present at the annual meeting will necessitate adjournment of the meeting with respect to those Funds and will give rise to additional expense.

EVERY SHAREHOLDER VOTE IS IMPORTANT. WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

January 22, 2019

EVERY SHAREHOLDER’S VOTE IS IMPORTANT We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope Please detach at perforation before mailing. DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC. JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2019 COMMON STOCK PROXY SOLICITED BY MANAGEMENT FROM COMMON SHAREHOLDERS. Alan M. Meder, Daniel J. Petrisko and William J. Renahan or any of them, each with full power of substitution, are authorized to vote all shares of common stock of Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) owned by the undersigned at the Joint Annual Meeting of Shareholders to be held March 11, 2019, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 CHANGE OF ADDRESS COMMENTS PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

DPG_30378_121918

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on March 11, 2019. The Notice of Meeting, Proxy Statement and Proxy Card are available at: https://www.proxy-direct.com/dnp-30378 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. If no specific instructions are provided, this proxy will be voted “FOR” the election of the directors and in the discretion of the proxies upon such other business as may properly come before the meeting. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE Proposal The Board of Directors recommends a vote “FOR” all the nominees listed. FOR ALL WITHHOLD ALL FOR ALL EXCEPT 1c. Election of Directors: 01. Philip R. McLoughlin 02. Nathan I. Partain To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. 5. Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof. Authorized Signatures - This section must be completed for your vote to be counted.- Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) - Please print date below Signature 1 - Please keep signature within the box Signature 2 - Please keep signature within the box Scanner bar code DPG 30378

EVERY SHAREHOLDER’S VOTE IS IMPORTANT We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. EASY VOTING OPTIONS: Please detach at perforation before mailing. DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC. JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2019 PREFERRED STOCK PROXY SOLICITED BY MANAGEMENT FROM COMMON SHAREHOLDERS. Alan M. Meder, Daniel J. Petrisko and William J. Renahan or any of them, each with full power of substitution, are authorized to vote all shares of common stock of Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) owned by the undersigned at the Joint Annual Meeting of Shareholders to be held March 11, 2019, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 CHANGE OF ADDRESS COMMENTS PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. DPG_30378_121918_Pref

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on March 11, 2019. The Notice of Meeting, Proxy Statement and Proxy Card are available at:
https://www.proxy-direct.com/dnp-30378

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted "FOR" the election of the directors and in the discretion of the proxies upon such other business as may properly come before the meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal The Board of Directors recommends a vote "FOR" all the nominees listed.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1c.	Election of Directors: 01. Philip R. McLoughlin 02. Nathan I. Partain	☐	☐	☐

To withhold authority to vote for any individual nominee(s) mark the box "FOR ALL EXCEPT" and write the nominee number(s) on the line provided.______________________________

		FOR	WITHHOLD
1d.	Election of Director: 01. Robert J. Genetski	☐	☐

5. Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx DPG 30378 M xxxxxxxx +

EVERY SHAREHOLDER’S VOTE IS IMPORTANT We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope Please detach at perforation before mailing. DNP SELECT INCOME FUND INC. JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2019 COMMON STOCK PROXY SOLICITED BY MANAGEMENT FROM COMMON SHAREHOLDERS. Alan M. Meder, Daniel J. Petrisko and William J. Renahan or any of them, each with full power of substitution, are authorized to vote all shares of common stock of DNP Select Income Fund Inc. (the “Fund”) owned by the undersigned at the Joint Annual Meeting of Shareholders to be held March 11, 2019, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 CHANGE OF ADDRESS COMMENTS PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. DNP_30378_122018

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on March 11, 2019.
The Notice of Meeting, Proxy Statement and Proxy Card are available at:
https://www.proxy-direct.com/dnp-30378

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted "FOR" the Proposals.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposals The Board of Directors recommends a vote "FOR" all Proposals.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1a.	Election of Directors: 01. Philip R. McLoughlin 02. Nathan I. Partain To withhold authority to vote for any individual nominee(s) mark the box "FOR ALL EXCEPT" and write the nominee number(s) on the line provided.________________	☐	☐	☐
		FOR	**AGAINST**	**ABSTAIN**
2.	Approval of a proposal to amend DNP's charter to increase the number of authorized shares of common stock.	☐	☐	☐
3.	Approval of a proposal to amend DNP's charter to permit the Board of Directors, without any action by the shareholders of DNP, to amend the charter from time to time to increase or decrease the aggregate number of authorized shares of stock of any class or series.	☐	☐	☐
4.	Approval of a proposal to amend one of DNP's fundamental investment restrictions.	☐	☐	☐
5.	Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.			

B Authorized Signatures — This section must be completed for your vote to be counted — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx DNP 30378 M xxxxxxxx

EVERY SHAREHOLDER?S VOTE IS IMPORTANT We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours Please detach at perforation before mailing. PROXY DNP SELECT INCOME FUND INC. JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2019 PREFERRED STOCK PROXY SOLICITED BY MANAGEMENT FROM PREFERRED SHAREHOLDERS. Alan M. Meder, Daniel J. Petrisko and William J. Renahan or any of them, each with full power of substitution, are authorized to vote all shares of common stock of DNP Select Income Fund Inc. (the ?Fund?) owned by the undersigned at the Joint Annual Meeting of Shareholders to be held March 11, 2019, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 CHANGE OF ADDRESS COMMENTS PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. DNP_30378_122018_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on March 11, 2019. The Notice of Meeting, Proxy Statement and Proxy Card are available at: https://www.proxy-direct.com/dnp-30378 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. If no specific instructions are provided, this proxy will be voted “FOR” the Proposals. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Directors recommends a vote “FOR” all Proposals. 1b. Election of Director: FOR WITHHOLD 01. Robert J. Genetski ? ? FOR AGAINST ABSTAIN 2. Approval of a proposal to amend DNP’s charter to increase the number of authorized shares of common stock. 3. Approval of a proposal to amend DNP’s charter to permit the Board of Directors, without any action by the shareholders of DNP, to amend the charter from time to time to increase or decrease the aggregate number of authorized shares of stock of any class or series. 4. Approval of a proposal to amend one of DNP’s fundamental investment restrictions. 5. Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof. B Authorized Signatures ? This section must be completed for your vote to be counted ? Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ? Please print date below Signature 1 ? Please keep signature within the box Signature 2 ? Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx DNP 30378 M xxxxxxxx +

EVERY SHAREHOLDER’S VOTE IS IMPORTANT We encourage you to take advantage of Internet or telephone voting.    Both are available 24 hours a day, 7 days a week.    EASY VOTING OPTIONS: Please detach at perforation before mailing.    DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2019 COMMON STOCK PROXY SOLICITED BY MANAGEMENT FROM COMMON SHAREHOLDERS. Alan M. Meder, Daniel J. Petrisko and William J. Renahan or any of them, each with full power of substitution, are authorized to vote all shares of common stock of Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”) owned by the undersigned at the Joint Annual Meeting of Shareholders to be held March 11, 2019, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof.    VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503                CHANGE OF ADDRESS COMMENTS PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. DUC_30378_122018

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on March 11, 2019.
The Notice of Meeting, Proxy Statement and Proxy Card are available at:
https://www.proxy-direct.com/dnp-30378

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted "FOR" the election of the directors and in the discretion of the proxies upon such other business as may properly come before the meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal **The Board of Directors recommends a vote "FOR" for all the nominees listed.**

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1e. Election of Directors: 01. Robert J. Genetski 02. Philip R. McLoughlin 03. Nathan I. Partain	☐	☐	☐

To withhold authority to vote for any individual nominee(s) mark the box "FOR ALL EXCEPT" and write the nominee number(s) on the line provided.________________________

5. Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

B Authorized Signatures — This section must be completed for your vote to be counted — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx DUC 30378 M xxxxxx +

ANNUAL MEETING OF SHAREHOLDERS OF DTF TAX-FREE INCOME INC. March 11, 2019 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/14676 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20200000000000000000 6 031119 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1f. Election of Directors: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: O Philip R. McLoughlin O Nathan I. Partain INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 5. Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof. Shareholders of record at the close of business on January 14, 2019 are entitled to vote at the meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on March 11, 2019. TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF DTF TAX-FREE INCOME INC. March 11, 2019 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/14676 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20200000000000000000 6 031119 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1f. Election of Directors: FOR ALL NOMINEES FOR WITHHOLD ALL NOMINEES AUTHORITY FOR (See ALL instructions EXCEPT below) NOMINEES: O Philip R. McLoughlin O Nathan I. Partain INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 5. Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof. Shareholders of record at the close of business on January 14, 2019 are entitled to vote at the meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on March 11, 2019. TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

1 DTF TAX-FREE INCOME INC. PROXY SOLICITED BY MANAGEMENT FROM COMMON SHAREHOLDERS FOR MEETING TO BE HELD ON MARCH 11, 2019 Alan M. Meder, Daniel J. Petrisko and William J. Renahan or any of them, each with full power of substitution, are authorized to vote all shares of common stock of DTF Tax-Free Income Inc. owned by the undersigned at the meeting of shareholders to be held March 11, 2019, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof. If no specific instructions are provided, this proxy will be voted “FOR” the election of directors and in the discretion of the proxies upon such other business as may properly come before the meeting. (Continued and to be signed and dated on the reverse side.) COMMENTS: 1.1 14475

EVERY SHAREHOLDER’S VOTE IS IMPORTANT We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. EASY VOTING OPTIONS: Please detach at perforation before mailing. DTF TAX-FREE INCOME INC. JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2019 PREFERRED STOCK PROXY SOLICITED BY MANAGEMENT FROM PREFERRED SHAREHOLDERS. Alan M. Meder, Daniel J. Petrisko and William J. Renahan or any of them, each with full power of substitution, are authorized to vote all shares of preferred stock of DTF Tax-Free Income Inc. (the “Fund”) owned by the undersigned at the Joint Annual Meeting of Shareholders to be held March 11, 2019, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof.    VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503    CHANGE OF ADDRESS COMMENTS PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. DTF_30378_122018_Pref

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on March 11, 2019.
The Notice of Meeting, Proxy Statement and Proxy Card are available at:
https://www.proxy-direct.com/dnp-30378

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted "FOR" the election of the directors and in the discretion of the proxies upon such other business as may properly come before the meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals The Board of Directors recommends a vote "FOR" all the nominees listed.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1f. Election of Directors: 01. Philip R. McLoughlin 02. Nathan I. Partain	☐	☐	☐

To withhold authority to vote for any individual nominee(s) mark the box "FOR ALL EXCEPT" and write the nominee number(s) on the line provided.______________________

	FOR	WITHHOLD
1g. Election of Director: 01. Robert J. Genetski	☐	☐

5. Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

B Authorized Signatures — This section must be completed for your vote to be counted — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

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DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
IMPORTANT PROXY INFORMATION
Your Vote Counts!

PLEASE USE THE 14 DIGIT **CONTROL NUMBER** & 8 DIGIT **SECURITY CODE** LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. ***When you are ready to vote, you can use the same Control Number & Security Code to record your vote.***

Shareholder Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the Duff & Phelps Utility and Corporate Bond Trust Inc. Shareholders Meeting to Be Held on March 11, 2019.

As a shareholder, it is important for you to vote!
On the back of this notice, you will find a summary of the proposals that require a shareholder vote at the Meeting.

This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement for the Meeting and Form of Proxy are available at: https://www.proxy-direct.com/dnp-30378

If you want to receive a paper copy of the documents or an email with a link to the documents, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within 3-business days of receipt of the request. Please make your request as soon as possible, but no later than March 1, 2019, to facilitate timely delivery. The Meeting of Shareholders of Duff & Phelps Utility and Corporate Bond Trust Inc. will be held on March 11, 2019, at 1:00 p.m., Eastern Time, at Artis-Naples, Kohan Administration Building, 5833 Pelican Bay Blvd., Naples, Florida 34108. To obtain directions to attend the meeting and vote in person, call 1-833-604-3163.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET



Log on to the Internet and go to: https://www.proxy-direct.com/dnp-30378
On this site you can view the Proxy Statement and Form of Proxy online, request paper copies, request an email with a link to the materials and/or set future delivery preferences.
Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331
Obtain paper copies of the Proxy Statement and/or Form of Proxy with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. or Canada at **NO CHARGE** to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com:
Email us to request Proxy Materials for the shareholder meeting and/or to set future delivery preferences.
- Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this notice in your email request for materials.
- If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN MARCH 1, 2019, TO FACILITATE TIMELY DELIVERY.

DUC_30378_NA_122018

Your Fund Holdings: FUND DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.    The following matters will be considered at the Meeting: 1e.    To vote for the election of three directors. The Board of Directors unanimously recommends that shareholders vote “FOR” each nominee to the Board of Directors identified in the Proxy Statement.    5. Transact such other business as may properly come before the meeting.    If you wish to attend and vote at the Meeting, please bring this notice and proper identification with you to the Meeting. Please refer to the Proxy Materials for further details on the proposals. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN Common Questions about Notice and Access Why am I receiving a Notice of Internet Availability instead of a Proxy card and Proxy statement? Your fund has elected to utilize a distribution model authorized by the Securities and Exchange Commission in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet, or request a full set of printed materials for this Shareholder Meeting and all future meetings, or you can make that choice on a case by case basis. How do I access the materials, set my preference for future shareholder meeting materials and record my vote? On the front side of this Notice are easy to follow instructions on how to access Proxy materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings. When you are ready to vote, electronic voting is available by Internet or Touch Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope. If I request printed proxy materials, how long will it take for me to receive them? The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request. DUC_30378_NA_122018

DTF TAX-FREE INCOME INC. IMPORTANT PROXY INFORMATION Your Vote Counts!    PLEASE USE THE 14 DIGIT CONTROL NUMBER & 8 DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.    Shareholder Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.    Important Notice Regarding the Availability of Proxy Materials for the DTF Tax-Free Income Inc. Shareholders Meeting to Be Held on March 11, 2019.    As a shareholder, it is important for you to vote! On the back of this notice, you will find a summary of the proposals that require a shareholder vote at the Meeting. This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement for the Meeting and Form of Proxy are available at: https://www.proxy-direct.com/dnp-30378 If you want to receive a paper copy of the documents or an email with a link to the documents, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within 3-business days of receipt of the request. Please make your request as soon as possible, but no later than March 1, 2019, to facilitate timely delivery. The Meeting of Shareholders of DTF Tax-Free Income Inc. will be held on March 11, 2019, at 1:00 p.m., Eastern Time, at Artis-Naples, Kohan Administration Building, 5833 Pelican Bay Blvd., Naples, Florida 34108. To obtain directions to attend the meeting and vote in person, call 1-833-604-3163. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.    ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS                EASY ONLINE ACCESS – REQUEST BY INTERNET    Log on to the Internet and go to: https://www.proxy-direct.com/dnp-30378    On this site you can view the Proxy Statement and Form of Proxy online, request paper copies, request an email with a link to the materials and/or set future delivery preferences. Just follow the steps outlined on this secure website.    TELEPHONE REQUESTS—CALL 1-877-816-5331 Obtain paper copies of the Proxy Statement and/or Form of Proxy with    an option to set future delivery preference by touch tone phone. Call    toll free from the U.S. or Canada at NO CHARGE to you. Follow the    instructions provided in the recorded messages.    E-MAIL REQUEST AT: proxymaterials@computershare.com: Email us to request Proxy Materials for the shareholder meeting and/or to set future delivery preferences. —Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this notice in your email request for materials. —If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the address.    PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN    MARCH 1, 2019, TO FACILITATE TIMELY DELIVERY.    DTF_30378_NA_122018_Pref

Your Fund Holdings: FUND DTF TAX-FREE INCOME INC.    The following matters will be considered at the Meeting: 1f. To vote for the election of two directors. 1g. To vote for the election of one director. The Board of Directors unanimously recommends that shareholders vote “FOR” each nominee to the Board of Directors identified in the Proxy Statement.    5. Transact such other business as may properly come before the meeting. If you wish to attend and vote at the Meeting, please bring this notice and proper identification with you to the Meeting. Please refer to the Proxy Materials for further details on the proposals.    YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN    Common Questions about Notice and Access Why am I receiving a Notice of Internet Availability instead of a Proxy card and Proxy statement? Your fund has elected to utilize a distribution model authorized by the Securities and Exchange Commission in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet, or request a full set of printed materials for this Shareholder Meeting and all future meetings, or you can make that choice on a case by case basis. How do I access the materials, set my preference for future shareholder meeting materials and record my vote? On the front side of this Notice are easy to follow instructions on how to access Proxy materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings. When you are ready to vote, electronic voting is available by Internet or Touch Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope. If I request printed proxy materials, how long will it take for me to receive them? The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.    DTF_30378_NA_122018_Pref

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of DTF TAX-FREE INCOME INC. To Be Held On March 11, 2019 at 1:00 p.m., Eastern Time Artis-Naples, Kohan Administration Building, 5833 Pelican Bay Blvd., 3rd Floor Boardroom, Naples, Florida 34108 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 02/28/19. Please visit http://www.astproxyportal.com/ast/14676, where the following materials are available for view: Notice of Annual Meeting of Stockholders Proxy Statement Form of Electronic Proxy Card TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. 1f. Election of Directors: NOMINEES: Philip R. McLoughlin Nathan I. Partain Please note that you cannot use this notice to vote.